UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2015

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              202 Osmanthus Way, Canton, GA  30114

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Designation of Series B Preferred Stock

On April 13, 2015 our Board of Directors authorized a class of preferred stock consisting of up to 1,300,000 shares and designated it Series B Preferred Stock.  The Series B Preferred Stock has the following terms and rights:

Rank.

The Series B Preferred Stock shall rank superior to Blue Water’s common stock.  Other classes of preferred stock shall rank superior to the Series B Preferred Stock.

Dividends.

The Series B Preferred Stock is eligible for all legal dividends as may be approved by Blue Water’s Board of Directors.  In the event a dividend is declared across multiple classes of stock, the amount of any dividend to be received by holders of the Series B Preferred Stock shall be calculated on a fully-diluted, pro-rata basis with the other classes of stock participating in said dividend.

Voting Rights.

Holders of the Series B Preferred Stock shall have no voting rights.

Conversion.

The Series B Preferred Stock may not be converted into any other class or classes of stock.

Redemption by Corporation.

Blue Water has no redemption rights over the Series B Preferred Stock.

Item 8.01

Other Events

One-Time Special Stock Dividend

Blue Water’s Board of Directors has approved a special one-time stock dividend of one (1) share of Series B Preferred Stock for every one-hundred (100) shares of common stock held.  Fractional amounts will be rounded to the nearest whole number.

The tentative record and payable dates for this one-time special dividend are May 8, 2015 and May 15, 2015, respectively, pending final approval by FINRA.

Common stock shareholders of record do not need to take any action to receive this dividend.

Blue Water values the shares of Series A Preferred Stock at $-0- a share for tax purposes.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit 3.6

Certificate of Designation of Series B Preferred Stock

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: April 16, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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